1997 SEMIANNUAL REPORT
IDS
Progressive
Fund

The goal of IDS Progressive Fund, Inc. is long-term growth of capital. The Fund invests primarily in undervalued common stocks.

Distributed by American Express Financial Advisors Inc., Member SIPC

The power of
patience

Everyone likes to get a bargain. In the investment world, bargains are known as "value" stocks -- stocks whose prices are believed to be low in relation to the true worth of their respective companies. In the case of Progressive Fund, the focus is on small-company value stocks, which can get overlooked as investors try to find a new "high-flier." Many of these companies have already proved themselves in the marketplace and are financially sound. Patient investors may benefit, however, when such stocks get rediscovered and eventually rise to their fair values.

Contents

From the president                           3
From the portfolio manager                   3
Ten largest holdings                         5
Financial statements                         6
Notes to financial statements                9
Investments in securities                   24
Board members and officers                  27
IDS mutual funds                            28

 To our shareholders

      From the president

      If you're an experienced investor, you know that the past two years have been unusually strong ones in many financial markets. Perhaps just as important, you also know that history shows that bull markets don't last forever. Though they're often unpredictable, declines -- whether they're brief or long-lasting, moderate or substantial -- are always a possibility.

      That fact reinforces the need for investors to periodically review their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.


      William R. Pearce

(picture of )William R. Pearce
President of the Fund

      From the portfolio manager

      Despite a sharp decline in the stock market late last winter, IDS Progressive Fund provided a positive total return during the first half of its fiscal year -- October 1996 through March 1997. For investors in Class A shares, the gain was 6.0% for the period. (Part of the Fund's return came in the form of a capital gain paid to shareholders in December 1996, which reduced the Fund's net asset value by a like amount at that time.)

      The stock market was on a roll when the period began last fall, as the inflation rate, corporate profits and long-term interest rates continued to work in stocks' favor. Aside from a moderate setback last December, the market's advance was essentially unabated until mid-February. November was the strongest month, as the market responded especially well to the expected results of the presidential and congressional elections.

      Rate-rise rumblings

      Although no signs of higher inflation had yet emerged, solid economic-growth data, coupled with cautionary comments from Federal Reserve chairman Alan Greenspan, soon had investors worrying about imminently higher interest rates.

      While the Fed wouldn't make its move on short-term interest rates until late March, the bond market quickly bid long-term rates higher. Predictably, when that factor was joined by less-robust profit reports by some key companies, stocks began to tumble, giving back most of the ground they had gained since the start of the new year.

      The Fund's performance pattern roughly tracked that of the broad market, but with much more subdued swings. This is characteristic of the Fund's value-oriented investment style, which focuses on steadier, less-glamorous companies that tend to trail the market's front-runners during upturns and hold up better during downturns. The emphasis on small stocks, the other half of the Fund's investment equation, continued to be comparatively less fruitful, however. As has been the case in recent years, large-capitalization stocks again finished far ahead of the pack for the past six months.

      Pricey stocks

      With stock prices climbing ever higher throughout much of the period, it was difficult to find stocks of solid companies that offered exceptional investment value. Despite the market sell-off late in the period, most names in the relatively small group of large-capitalization stocks that have powered the market in the past two years remained pricey. Still, I did add some issues in the technology sector, which has emerged as the driving force in our economy.

      Given the likelihood of higher interest rates in the months ahead, I think stocks as a whole will find it tough to mount a sustained advance. If such a trendless market develops, or if ongoing market erosion sets in, history says that value stocks are in a position to fare relatively well. Moreover, while this segment of the market has lagged in recent years, I think the value orientation will help the Fund avoid untimely commitments to what may prove to be short-lived investment fads.


      Mike Garbisch

(picture of )Mike Garbisch
Portfolio manager

Class A
 6-month performance
(All figures per share)

Net asset value (NAV)
March 31, 1997       $   8.05

Sept. 30, 1996       $   8.23

Decrease             $   0.18

Distributions
Oct. 1, 1996 - March 31, 1997
From income          $   0.19

From capital gains   $   0.49

Total distributions  $   0.68

Total return*           +6.0%**


Class B
 6-month performance
(All figures per share)

Net asset value (NAV)
March 31, 1997       $   7.97

Sept. 30, 1996       $   8.15

Decrease             $   0.18


Distributions
Oct. 1, 1996 - March 31, 1997
From income          $   0.15

From capital gains   $   0.49

Total distributions  $   0.64

Total return*           +5.7%**

Class Y
 6-month performance
(All figures per share)

Net asset value (NAV)
March 31, 1997       $   8.06

Sept. 30, 1996       $   8.24

Decrease             $   0.18


Distributions
Oct. 1, 1996 - March 31, 1997
From income          $   0.20

From capital gains   $   0.49

Total distributions  $   0.69

Total return*           +6.1%**


      * The prospectus discusses the effect of sales charges, if any, on the various classes.

      ** The total return is a hypothetical investment in the Fund with all distributions reinvested.

 The Fund's ten largest holdings
                                       Percent                        Value
                         (of Fund's net assets)        (as of March 31, 1997)

 ALLIED Group                             2.83%                  $11,902,500

 Lancaster Colony                         2.46                    10,350,000

 Tower Automotive                         2.09                     8,775,000

 Living Centers of America                2.05                     8,625,000

 Belden                                   2.04                     8,550,000

 First Virginia Banks                     1.98                     8,302,500

 Lands' End                               1.89                     7,950,000

 Griffon                                  1.72                     7,200,000

 Ecolab                                   1.70                     7,144,000

 TCF Financial                            1.70                     7,132,500


The ten holdings listed here make up 20.46% of the Fund's net assets


 Financial statements

      Statement of assets and liabilities
      IDS Progressive Fund, Inc.
      March 31, 1997
                                  Assets
                                                                                                   (Unaudited)
 Investment in securities, at value (Note 1)
      (identified cost $369,946,551)                                                              $425,036,285
 Cash in bank on demand deposit                                                                          6,444
 Dividends and accrued interest receivable                                                             813,726
 Receivable for investment securities sold                                                           2,542,415
                                                                                                     ---------
 Total assets                                                                                      428,398,870
                                                                                                   -----------
                                  Liabilities

 Payable for investment securities purchased                                                         2,684,150
 Payable upon return of securities loaned (Note 4)                                                   5,675,100
 Accrued investment management services fee                                                             59,324
 Accrued distribution fee-- Class B                                                                      2,861
 Accrued service fee                                                                                     8,145
 Accrued transfer agency fee                                                                             5,316
 Accrued administrative services fees                                                                    2,723
 Other accrued expenses                                                                                 34,007
                                                                                                        ------
 Total liabilities                                                                                   8,471,626
                                                                                                     ---------
 Net assets applicable to outstanding capital stock                                               $419,927,244
                                                                                                  ============

                                  Represented by
 Capital stock-- authorized 10,000,000,000 shares of $.01 par value                               $    522,070
 Additional paid-in capital                                                                        342,928,716
 Undistributed net investment income                                                                 1,393,731
 Accumulated net realized gain (Note 1)                                                             19,992,897
 Unrealized appreciation of investments and on translation
      of assets and liabilities in foreign currencies                                               55,089,830
                                                                                                    ----------
 Total-- representing net assets applicable to outstanding capital stock                          $419,927,244
                                                                                                  ============
 Net assets applicable to outstanding shares:              Class A                                $381,387,683
                                                           Class B                                $ 34,251,395
                                                           Class Y                                $  4,288,166
 Net asset value per share of outstanding capital stock:   Class A shares        47,379,298       $       8.05
                                                           Class B shares         4,295,329       $       7.97
                                                           Class Y shares           532,333       $       8.06

See accompanying notes to financial statements.

      Statements of operations
      IDS Progressive Fund, Inc.
      Six months ended March 31, 1997

 Investment income
                                                                                                   (Unaudited)
Income:
      Dividends (net of foreign taxes withheld of $31,421)                                         $ 3,078,730
      Interest                                                                                       1,244,356
                                                                                                     ---------
 Total income                                                                                        4,323,086
                                                                                                     ---------
 Expenses (Note 2):
 Investment management services fee                                                                  1,410,200
 Distribution fee-- Class B                                                                            111,454
 Transfer agency fee                                                                                   309,125
 Incremental transfer agency fee-- Class B                                                               2,086
 Service fee
      Class A                                                                                          328,569
      Class B                                                                                           25,947
 Administrative services fees and expenses                                                             121,347
 Compensation of board members                                                                           2,538
 Compensation of officers                                                                                  809
 Custodian fees                                                                                         33,396
 Postage14,275
 Registration fees                                                                                      29,222
 Reports to shareholders                                                                                20,213
 Audit fees                                                                                             12,000
 Other                                                                                                  10,953
                                                                                                        ------
 Total expenses                                                                                      2,432,134
      Earnings credits on cash balances (Note 2)                                                       (12,330)
                                              -                                                        -------
 Total net expenses                                                                                  2,419,804
                                                                                                     ---------
 Investment income -- net                                                                            1,903,282
                                                                                                     =========
                                  Realized and unrealized gain -- net

 Net realized gain on security and foreign currency transactions
      (including gain of $1,391 from foreign currency transactions) (Note 3)                        20,389,619
 Net change in unrealized appreciation or depreciation of investments and on
      translation of assets and liabilities in foreign currencies                                    1,193,444
                                                                                                     ---------
 Net gain on investments and foreign currencies                                                     21,583,063
                                                                                                    ----------
 Net increase in net assets resulting from operations                                              $23,486,345
                                                                                                   ===========

See accompanying notes to financial statements.



      Statements of changes in net assets
      IDS Progressive Fund, Inc.

                                  Operations and distributions            March 31, 1997        Sept. 30, 1996

                                                                        Six months ended            Year ended
                                                                             (Unaudited)
 Investment income-- net                                                  $    1,903,282        $    4,336,115
 Net realized gain on investments and foreign currencies                      20,389,619            28,404,561
 Net change in unrealized appreciation or depreciation of investments
      and on translation of assets and liabilities in foreign currencies       1,193,444            16,970,511
                                                                               ---------            ----------
 Net increase in net assets resulting from operations                         23,486,345            49,711,187
                                                                              ----------            ----------
 Distributions to shareholders from:
      Net investment income
           Class A                                                            (3,535,311)           (5,559,877)
           Class B                                                              (139,177)             (152,829)
           Class Y                                                               (37,540)              (19,834)
      Net realized gain
           Class A                                                           (26,372,965)          (15,575,830)
           Class B                                                            (2,052,353)             (495,315)
           Class Y                                                              (238,498)              (51,524)
                                                                                --------               -------
 Total distributions                                                         (32,375,844)          (21,855,209)
                                                                             -----------           -----------
                                  Capital share transactions (Note 5)
 Proceeds from sales
      Class A shares (Note 2)                                                 22,472,761            39,648,057
      Class B shares                                                          10,361,958            17,231,778
      Class Y shares                                                           1,407,787             2,550,315
 Reinvestment of distributions at net asset value
      Class A shares                                                          29,255,864            20,738,354
      Class B shares                                                           2,173,101               644,113
      Class Y shares                                                             276,037                71,358
 Payments for redemptions
      Class A shares                                                         (30,267,306)          (55,284,721)
      Class B shares (Note 2)                                                 (2,099,910)           (2,019,169)
      Class Y shares                                                            (560,125)           (1,410,053)
                                                                                --------            ----------
 Increase in net assets from capital share transactions                       33,020,167            22,170,032
                                                                              ----------            ----------
 Total increase in net assets                                                 24,130,668            50,026,010
 Net assets at beginning of period                                           395,796,576           345,770,566
                                                                             -----------           -----------
 Net assets at end of period
      (including undistributed net investment income of
      $1,393,731 and $3,202,477)                                            $419,927,244          $395,796,576
                                                                            ============          ============
See accompanying notes to financial statements.

 Notes to financial statements
      IDS Progressive Fund, Inc.
      (Unaudited as to March 31, 1997)

  1. Summary of significant accounting policies

      The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund invests primarily in undervalued common stocks. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

      All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

      Significant accounting policies followed by the Fund are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available, are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

      Option transactions

      In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy or sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Foreign currency translations
      and foreign currency contracts

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

      The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

      Federal taxes

      Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

      Dividends to shareholders

      An annual dividend declared and paid at the end of the calendar year from net investment income is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

  2. Expenses and sales charges

      Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio, providing administrative services and serving as transfer agent. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.64% to 0.515% annually. The fee is adjusted upward or downward by a performance incentive adjustment based on the Fund's average daily net assets over a rolling twelve-month period as measured against the change in the Lipper
      Capital Appreciation Fund Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $96,154 for the six months ended March 31, 1997.

      Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses, and any other expenses properly payable by the Fund approved by the board. Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:
      o Class A $15
      o Class B $16
      o Class Y $15

      Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

      Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

      American Express Financial Advisors Inc. for distributing Fund shares were $304,146 for Class A and $10,735 for Class B for the six months ended March 31, 1997. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

      During the six months ended March 31, 1997, the Fund's custodian and transfer agency fees were reduced by $12,330 as a result of earnings credits from overnight cash balances.

 3. Securities transactions

      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $140,714,911 and $131,780,751, respectively, for the six months ended March 31, 1997. Realized gains and losses are determined on an identified cost basis.

      Brokerage commissions paid to brokers affiliated with AEFC were $15,159 for the six months ended March 31, 1997.

  4. Lending of portfolio securities

      At March 31, 1997, securities valued at $5,409,033 were on loan to brokers. For collateral, the Fund received $5,675,100 in cash. Income from securities lending amounted to $75,813 for the six months ended March 31, 1997. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

  5. Capital share transactions

      Transactions in shares of capital stock for the periods indicated are as follows:

                                      Six months ended March 31, 1997
                                   Class A       Class B       Class Y

      Sold                       2,690,107     1,248,218       170,100

      Issued for reinvested      3,597,187       269,220        33,932
        distributions

      Redeemed                  (3,608,755)     (253,177)      (67,321)
                                ----------      --------       -------

      Net increase               2,678,539     1,264,261       136,711
                                 =========     =========       =======


                                         Year ended Sept. 30, 1996
                                   Class A        Class B      Class Y

      Sold                       5,118,893     2,232,425       332,283

      Issued for reinvested      2,788,167        86,937         9,593
        distributions

      Redeemed                  (7,139,474)     (261,613)     (184,442)
                                ----------      --------      --------

      Net increase                 767,586     2,057,749       157,434
                                   =======     =========       =======

 6.Financial highlights

The tables below show certain important financial information for evaluating the Fund's results.

                            Fiscal period ended Sept. 30,
                            Per share income and capital changes*
                                                                                      Class A
                       1997**       1996         1995      1994     1993       1992         1991          1990     1989      1988

Net asset value,      $8.23        $7.66        $6.94     $7.11    $6.26      $5.77        $5.03         $7.16    $6.40     $7.50
beginning of period
                            Income from investment
operations:
Net investment income   .04          .09          .13       .11      .10        .12          .18           .23      .31       .22

Net gains (losses)      .46          .96         1.01       .44      .88        .53          .81         (1.24)     .52      (.96)
(both realized
and unrealized)

Total from investment   .50         1.05         1.14       .55      .98        .65          .99         (1.01)     .83      (.74)
operations

                            Less distributions:
Dividends from net     (.08)        (.13)        (.12)     (.11)    (.09)      (.16)        (.20)         (.34)    (.07)     (.22)
investment income

Distributions from     (.60)        (.35)        (.30)     (.61)    (.04)        --         (.05)         (.78)      --      (.14)
realized gains

Total distributions    (.68)        (.48)        (.42)     (.72)    (.13)      (.16)        (.25)        (1.12)    (.07)     (.36)

Net asset value,      $8.05        $8.23        $7.66     $6.94    $7.11      $6.26        $5.77         $5.03    $7.16     $6.40
end of period
                            Ratios/supplemental data
                                                                            Class A
                       1997**       1996         1995      1994     1993       1992         1991          1990     1989      1988

Net assets, end of     $381         $368         $337      $277     $255       $174         $132          $127     $176      $179
period (in millions)

Ratio of expenses to   1.11%+       1.04%        1.04%      .99%    1.09%      1.06%         .98%          .79%     .75%      .70%
average daily net assets#

Ratio of net income     .96%+       1.21%        1.85%     1.65%    1.64%      2.07%        3.11%         3.38%    4.23%     3.33%
to average
daily net assets

Portfolio turnover rat   34%          56%          60%       77%      75%        87%         125%           86%     132%       64%
(excluding short-term
securities)

Total return++          6.0%         14.4%       17.6%      7.9%    15.9%      11.4%        20.8%        (16.3%)   13.1%     (9.6%)

Average brokerage    $.0463        $.0504          --        --       --         --           --            --       --        --
commission rate##

    * For a share outstanding throughout the period. Rounded to the nearest cent.
   ** Six months ended March 31, 1997 (Unaudited).
    + Adjusted to an annual basis.
   ++ Total return does not reflect payment of a sales charge.
    # Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
   ## Effective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period by the total number of related shares purchased and sold.


                                                     Fiscal period ended Sept. 30,
                                                     Per share income and capital changes*
                                                     Class B                                               Class Y
                                     1997***           1996          1995**            1997***              1996           1995**
Net asset value,                    $8.15             $7.63         $6.88             $8.24                $7.67          $6.88
beginning of period

                            Income from investment operations:
Net investment income                 .01               .06           .02               .05                  .11            .06

Net gains                             .45               .92           .73               .46                  .95            .73
(both realized
and unrealized)

Total from investment                 .46               .98           .75               .51                 1.06            .79
operations

                            Less distributions:
Dividends from net                   (.04)             (.11)           --              (.09)                (.14)            --
investment income

Distributions from                   (.60)             (.35)           --              (.60)                (.35)            --
realized gains

Total distributions                  (.64)             (.46)           --              (.69)                (.49)            --

Net asset value,                    $7.97             $8.15         $7.63             $8.06                $8.24          $7.67
end of period

                            Ratios/supplemental data
                                                      Class B                                              Class Y
                                     1997***           1996          1995**            1997***              1996           1995**
Net assets, end of                    $34               $25            $7                $4                   $3             $2
period (in millions)

Ratio of expenses to                 1.88%+            1.81%         1.84%+             .94%+                .87%           .88%+
average daily net assets#

Ratio of net income                   .24%+             .36%         1.03%+            1.14%+               1.31%          1.95%+
to average
daily net assets

Portfolio turnover rate                34%               56%           60%               34%                  56%            60%
(excluding short-term
securities)

Total return++                        5.7%             13.5%         10.9%              6.1%                14.6%          11.5%

Average brokerage                  $.0463            $.0504            --            $.0463               $.0504             --
commission rate##

    * For a share outstanding throughout the period. Rounded to the nearest cent.
   ** Inception date was March 30, 1995.
  *** Six months ended March 31, 1997 (Unaudited).
    + Adjusted to an annual basis.
   ++ Total return does not reflect payment of a sales charge.
    # Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
   ## Effective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period by the total number of related shares purchased and sold.

 Investments in securities
      IDS Progressive Fund, Inc.
      March 31, 1997 (Unaudited)

                              (Percentages represent
                                value of investments
                              compared to net assets)

 Common stocks (91.5%)
Issuer                       Shares       Value(a)

 Aerospace & defense (1.0%)
 Rohr                       250,000(b) $  4,312,500


 Automotive & related (4.8%)
 Danaher                    150,000       6,243,750
 Dura Automotive Systems    220,000(b)    5,170,000
 Tower Automotive           225,000(b)    8,775,000
 Total                                   20,188,750

 Banks and savings & loans (5.7%)
 F & M Bancorp               45,810       1,339,943
 First Virginia Banks       162,000       8,302,500
 Roosevelt Financial        325,000       7,068,750
 TCF Financial              180,000       7,132,500
 Total                                   23,843,693


 Building materials & construction (3.4%)
 Juno Lighting              205,000       3,254,375
 Lennar                     175,000       4,287,500
 Martin Marietta Materials  260,700       6,713,025
 Total                                   14,254,900

 Chemicals (2.7%)
 Ecolab                     188,000       7,144,000
 Schulman (A)               220,000       4,180,000
 Total                                   11,324,000


 Computers & office equipment (5.6%)
 America Online              25,000(b)    1,059,375
 E Trade Group               30,000(b)      540,000
 Intl Imaging Materials     287,500(b)    5,318,750
 Learning Company           500,000(b)    3,312,500
 Network General             50,000(b)    1,075,000
 Read-Rite                  150,000(b)    3,787,500
 Solectron                   73,000(b)    3,659,125
 Sterling Software          160,000(b)    4,420,000
 Yahoo                       15,000(b)      421,875
 Total                                   23,594,125

 Electronics (1.9%)
 DuPont Photomasks           30,000(b)    1,132,500
 GaSonics Intl               72,000(b)    1,026,000
 KLA Instruments             30,000(b)    1,095,000
 Lattice Semiconductor      100,000(b)    4,575,000
 Total                                    7,828,500


 Energy (1.6%)
 Murphy Oil                 100,000       4,700,000
 United Meridian             65,000(b)    1,958,125
 Total                                    6,658,125


 Energy equipment & services (1.3%)
 Production Operators       100,000       5,662,500

 Financial services (3.8%)
 Phoenix Duff & Phelps      600,000       4,575,000
 Simon DeBartolo Group REIT 180,000       5,445,000
 Sun Communities REIT       180,000       5,760,000
 Total                                   15,780,000

 Health care (4.9%)
 Beckman Instruments        125,000       5,250,000
 DENTSPLY Intl               90,000       4,500,000
 Life Technologies           88,350       2,319,187
 Marquette Medical
    System Cl A             200,000(b)    4,025,000
 Tecnol Medical Products    300,000(b)    4,725,000
 Total                                   20,819,187


 Health care services (3.7%)
 Equity Corp Intl           225,000(b)    4,725,000
 Living Centers of America  250,000(b)    8,625,000
 York Group                 115,000       2,156,250
 Total                                   15,506,250

 Household products (1.0%)
 Stanhome                   165,000       4,104,375


 Industrial equipment & services (7.0%)
 AGCO                       150,000       4,143,750
 Alamo Group                220,000       3,492,500
 AMETEK                     200,000       4,225,000
 Belden                     240,000       8,550,000
 Kaydon                     120,000       5,025,000
 Minerals Technologies      125,000       4,156,250
 Total                                   29,592,500


 Insurance (6.9%)
 ALLIED Group               345,000      11,902,500
 Executive Risk             129,900       6,024,112
 Providian                   80,000       4,280,000
 Terra Nova Holdings        350,000       6,825,000
 Total                                   29,031,612


 Leisure time & entertainment (1.5%)
 Station Casinos            500,000(b,c)  4,062,500
 Vail Resorts               108,000(b)    2,106,000
 Total                                    6,168,500


 Media (2.0%)
 Harland (John H)           250,000       5,937,500
 Lee Enterprises            100,000       2,425,000
 Total                                    8,362,500


 Multi-industry conglomerates (9.8%)
 Brady (WH)                 100,000       2,512,500
 Fisher Scientific Intl     100,000       4,412,500
 Griffon                    600,000(b)    7,200,000
 Hubbell Cl B               120,000       5,070,000
 Lancaster Colony           225,000      10,350,000
 Standex Intl               150,000       3,918,750
 Stewart & Stevenson        160,000       3,200,000
 Zero                       248,000       4,650,000
 Total                                   41,313,750

 Paper & packaging (1.5%)
 AptarGroup                   2,000          76,500
 Rayonier                   165,000       6,146,250
 Total                                    6,222,750


 Retail (5.1%)
 Department 56              200,000(b)    3,475,000
 Hancock Fabrics            250,000       2,750,000
 Jostens                    220,000       4,977,500
 Lands' End                 300,000(b)    7,950,000
 Longs Drug Stores           90,000       2,115,000
 Total                                   21,267,500

 Utilities -- electric (2.1%)
 LG&E Energy                180,000       4,342,500
 Sierra Pacific Resources   160,000       4,700,000
 Total                                    9,042,500


 Utilities -- gas (2.1%)
 New Jersey Resources       153,900       4,386,150
 Questar                    120,000       4,305,000
 Total                                    8,691,150


 Utilities -- telephone (1.5%)
 Century Telephone          210,000       6,195,000


 Foreign (10.6%)(d)
 ACE                         96,273       6,161,472
 Concordia Paper Holdings    90,000(b)      382,500
 Credicorp                  110,000       2,571,250
 Empresas ICA
    Sociedad ADR            200,000(b,c)  3,175,000
 Fomento de Construcciones   22,000       1,910,741
 Greencore Group            404,878       2,298,059
 Kondor Wessels              58,000       2,783,332
 Kwik-Fit Holdings          660,000       2,502,837
 Leigh Interests          1,200,000       2,142,046
 Persimmon                  600,000       2,324,663
 Polypipe                   600,000       2,388,826
 Powerscreen Intl           400,000       4,043,894
 Renaissance Energy         150,000(b)    4,264,041
 Schibsted Group            130,000(e)    2,627,015
 South China Morning
    Post                  3,000,000       2,555,265
 Svedala Industri           118,000(c)    2,303,769

 Total                                   44,434,710

 Total common stocks
 (Cost: $329,671,182)                  $384,199,377

 Preferred stocks and other (2.1%)
 Duff & Phelps Utilities
    Income Fund             475,000       4,215,625

 Royal Caribbean Cruises
  7.25%Cv                     80,000      4,480,000


 Total preferred stocks and other
 (Cost: $8,296,942)                    $  8,695,625


 Bonds (1.0%)
Issuer      Coupon   Maturity    Principal     Value(a)
              rate       year       amount
 Foreign (1.0%)(d)
 Eskom
 (South African Rand)
            11.00%       2008   23,550,000   $4,092,249

 Total bonds
 (Cost: $3,928,355)                          $4,092,249


 Short-term securities (6.7%)

Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
              purchase

 U.S. government agency (0.1%)
 Federal Home Loan Mtge Corp Disc Nt
  04-09-97       5.24%      $500,000       $499,420

 Commercial paper (6.6%)
 BBV Finance (Delaware)
    04-14-97     5.35%     2,600,000      2,594,996
 BellSouth Telecommunications
     04-10-97    5.33      3,800,000      3,794,965
 CAFCO
     04-02-97    5.31      1,900,000(f)   1,899,721
 Fleet Funding
     04-08-97    5.34      3,100,000(f)   3,096,793
     04-09-97    5.33      4,200,000(f)   4,195,053
 Goldman Sachs Group
    04-11-97     5.32      3,200,000      3,195,289
 Metlife Funding
    04-22-97     5.33      3,000,000      2,990,725
 Paccar Financial
     04-10-97    5.32%     1,900,000      1,897,482
 Southern California Gas
     05-22-97    5.33      1,500,000(f)   1,487,764
 Toyota Motor Credit
     04-10-97    5.31      2,400,000      2,396,826
 Total                                   27,549,614

 Total short-term securities
 (Cost: $28,050,072)                  $  28,049,034


 Total investments in securities
 (Cost: $369,946,551)(g)               $425,036,285

See accompanying notes to investments in securities.


 Notes to investments in securities


      (a) Securities are valued by procedures described in Note 1 to the financial statements.

      (b) Non-income producing.

      (c) Security is partially or fully on loan. See Note 4 to the financial statements.

      (d) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

      (e) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

      (f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

      (g) At March 31, 1997, the cost of securities for federal income tax purposes was approximately $369,947,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:



Unrealized appreciation                             $74,615,000
Unrealized depreciation                             (19,526,000)

Net unrealized appreciation                         $55,089,000

 Board members and officers
                                  Board members and officers of the Fund
President and interested
board member

      William R. Pearce
      President and director, Board Services Corporation (provides administrative services to boards including the boards of the IDS and IDSLife funds and Master Trust portfolios).

Independent
board members

      H. Brewster Atwater Jr.
      Former chairman and chief executive officer, General Mills, Inc.
      Lynne V. Cheney
      Distinguished fellow, American Enterprise Institute for Public Policy Research.
      Robert F. Froehlke
      Former president of all funds in the IDS MUTUAL FUND GROUP.
      Heinz F. Hutter
      Former president and chief operating officer, Cargill, Inc.
      Anne P. Jones
      Attorney and telecommunications consultant.
      Melvin R. Laird
      Senior counsellor for national and international affairs, The Reader's Digest Association, Inc.
      Alan K. Simpson
      Former United States senator for Wyoming.
      Edson W. Spencer
      Former chairman and chief executive officer, Honeywell, Inc.
      Wheelock Whitney
      Chairman, Whitney Management Company.
      C. Angus Wurtele
      Chairman of the board, The Valspar Corporation.

Interested board members who
are officers and/or employees of AEFC

      William H. Dudley
      Executive vice president, AEFC.
      David R. Hubers
      President and chief executive officer, AEFC.
      John R. Thomas
      Senior vice president, AEFC.

Officers who also are officers and/or
employees of AEFC

      Peter J. Anderson
      Senior vice president, AEFC. Vice president - Investments for the Fund. Melinda S. Urion
      Senior vice president and chief financial officer, AEFC. Treasurer for the Fund.

Other officer

      Leslie L. Ogg
      Vice president, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Fund.


Refer to the SAI for the board members' and officers' biographies.

IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world globe

IDS Global Growth Fund
Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks-and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

(icon of) scale of globes

IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) flower

IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Growth and income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest.

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) spinning toy

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stocks of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a Portfolio which seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth.
Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) two coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) Greek column

IDS Selective Fund

Invests in a Portfolio comprised primarily of high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head

Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes. Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

(icon of) shield with tree enclosed



Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund
Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Quick telephone reference

American Express Telephone Transaction Service

Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:
800-437-3133

Mpls./St. Paul area:
671-3800

American Express Shareholder Service

Fund performance, objectives and account inquiries

612-671-3733

TTY Service

For the hearing impaired

800-846-4852

American Express Infoline

Automated account information (TouchTone(R) phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota:
800-272-4445

Mpls./St. Paul area:
671-1630

PAGE
AMERICAN EXPRESS FINANCIAL ADVISORS

IDS  Fund
IDS Tower 10
Minneapolis, MN 55440-0010